Events after the reporting date	6 Months Ended
Jun. 30, 2022
Disclosure of non-adjusting events after reporting period [abstract]
Events after the reporting date	Events after the reporting date
On August 1, 2022, the Company announced that the combination of monalizumab and cetuximab did not reach the pre-specified efficacy threshold in the protocol-planned interim futility analysis of the Phase 3 INTERLINK-1 clinical study conducted by AstraZeneca. AstraZaneca has thus informed the Company that the study will be discontinued. Consequently, the Company is not eligible for the additional payment of $50.0 million as provided for in the amendment signed in September 2020 relating to the monalizumab collaboration and license agreement entered into with AstraZeneca in 2015. All other development and commercial milestone payments related to the agreement remain unchanged.

In August 2022, the Company communicated to Société Générale and BNP Paribas its desire to use the capital repayment extension options of the two State-Guaranteed Loans (“PGE”) contracted in December 2021. As a reminder, the Company had obtained non-dilutive financing of 28.7 million in the form of two PGEs from Société Générale (20.0 million euros) and BNP Paribas (8.7 million euros) with a maturity initial of one year with an option to extend up to five years. Discussions are currently underway with Société Générale and BNP Paribas regarding the conditions for extending repayment and the effective interest rate of loans. At the date of this report, the Company has obtained agreements in principle from Société Générale and BNP Paribas concerning financing rates after extension option of 1.56% and 0.95% respectively, excluding insurance and guarantee premium with an excess for the whole of 2023.